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                               Exhibit. No. 10.49
                               ------------------
                                    MORTGAGE
                                    --------

         THIS MORTGAGE (hereinafter referred to as the "Mortgage"), is made on this 16th day of August, 1993 by and between
          MICHAEL ANTHONY COMPANY, a general partnership duly organized and existing under the laws of the State of New York, having its principal office located at 115 South Macquesten Parkway, Mount Vernon, New York 10550 (hereinafter referred to as the "Mortgagor"),

         AND

         FIRST FIDELITY BANK, NATIONAL ASSOCIATION, NEW JERSEY a national banking association duly organized and validly existing under the laws of the United States of America, having an administrative office located at 570 Broad Street, Newark, New Jersey 07102 (hereinafter referred to as the "Mortgagee").

                              W I T N E S S E T H:

                  WHEREAS, pursuant to a certain Term Loan Note, dated the date of this Mortgage (hereinafter referred to as the "Note"), the Mortgagee has agreed to make a term loan to the Mortgagor in the aggregate principal amount of One Million Eight Hundred Eighty Five Thousand ($1,885,000.00) Dollars lawful money of the United States of America, or such lesser amount as is disbursed and advanced by the Mortgagee to the Mortgagor in accordance with the provisions of the Note (hereinafter referred to as the "Loan"); and

                  WHEREAS, the Mortgagee has made the Loan to the Mortgagor in part in consideration of this Mortgage; and

                  WHEREAS, this Mortgage is given and made by the Mortgagor to the Mortgagee as security for (i) the repayment of the indebtedness of the Mortgagor to the Mortgagee evidenced by the Note and all other loan documents, agreements and instruments executed by and between the Mortgagor and the Mortgagee (hereinafter referred to as the "Loan Documents"), (ii) all future sums, if any, advanced to the Mortgagor by the Mortgagee, (iii) the performance of the terms, conditions and covenants of the Mortgagor set forth in the Loan Documents, and (iv) the payment and performance by the Mortgagor of all its obligations and liabilities to the Mortgagee, direct or indirect, primary, secondary, contingent, joint and several which are due or to become due, now existing or which in the future may be created (hereinafter the terms and conditions set forth in subparagraphs (i) through (iv) above shall be collectively referred to as the "Obligations).

                  NOW, THEREFORE, in order to induce the Mortgagee to make the Loan to the Mortgagor and to secure the payment of the indebtedness of the Mortgagor to the Mortgagee, as well as all future sums of money to be advanced by the Mortgagee to the Mortgagor at any time before the release or cancellation of this Mortgage and to secure the performance by the Mortgagor of all of its other obligations, liabilities and covenants to the Mortgagee and to assure

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payment of all other indebtedness, monetary obligations, liabilities and duties of any kind of the Mortgagor, direct or indirect, absolute or contingent, joint or several, due or not due, liquidated or not liquidated, and in consideration of the sum of one and 00/100 ($1.00) Dollar and other good and valuable consideration, the receipt and adequacy of which is hereby acknowledged, the Mortgagor by these presents does hereby mortgage, give, grant, release, assign, hypothecate, transfer and set over unto the Mortgagee, its successors and assigns forever, the following described property and rights:

                  ALL that certain estate and interest of the Mortgagor in and to those certain lots, pieces or parcels of land and premises situate, lying and being in the City of Mount Vernon, County of Westchester and State of New York, as more particularly described on Schedule "A",, attached hereto and made a part hereof (hereinafter referred to as the "Premises"); and

                  TOGETHER with all modifications, extensions and renewals of this Mortgage; and

                  TOGETHER with all and singular the tenements, hereditaments, buildings, improvements, rights-of-way, privileges, liberties, easements, riparian rights, woods, waters, watercourses, mineral, oil and gas rights and appurtenances thereunto belonging, or in any wise appertaining, and the reversion and reversions and remainder and remainders,, rents, income, issues and profits thereof; and

                  TOGETHER with all right, title and interest of the Mortgagor, now owned or hereafter acquired, in and to any streets, the land lying in the bed of any streets, roads or avenues, opened or proposed, in front of, adjoining or abutting the Premises to the center line thereof, and all strips and gores within or adjoining the Premises, easements and rights-of-way, public or private, all sidewalks and alleys, now or hereafter used in connection with the Premises or abutting the Premises; and

                  TOGETHER with all furniture, fixtures, equipment and other articles of personal property owned by the Mortgagor and now or hereafter attached to or used in connection with, or with the operation of, any improvements located on the Premises, as to which this Mortgage constitutes a security agreement under the New York Uniform Commercial Code (in addition to and not in lieu of any other security agreement between the parties), including, without limitation, all building supplies and materials, furniture, fixtures and equipment; all furnaces, motors, dynamos, incinerators,, machinery, generators, partitions, elevators, steam and hot water boilers, heating, air conditioning equipment, wall cabinets, lighting and power plants, coal and oil burning apparatus, pipes, plumbing, radiators, sinks, bath tubs, water closets, refrigerators, gas and electrical fixtures, stoves, ranges, shades, screens, blinds, washing machines, clothes dryers, dishwashers, freezers, awnings, vacuum cleaning systems, sprinkler systems or other fire prevention or extinguishing apparatus and materials, including all accessories, additions, substitutions and replacements thereof, and all cash and non-cash proceeds thereof, all of which shall be deemed to be and remain and form a part of the Premises and are covered by the lien of this Mortgage. If the lien of this Mortgage shall be subject to a conditional bill of sale, chattel mortgage, or other security interest covering any such property, then all the right, title and interest of the Mortgagor in and to such property, together with the benefits of any deposits or

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payments now or hereafter made thereon, are and shall be covered by the lien of this Mortgage; and

                  TOGETHER with a continuing first lien, pledge, assignment and security interest in and to all of the Mortgagor's right, title and interest with respect to any and all leases, easements, licenses and any other legal or beneficial rights of or interests of the Mortgagor relating to the Premises including, without limitation, all of the Mortgagor's right, title and interest in and to any existing or future leases, easements., licenses and other rights relating to the Premises, including, without limitation, any existing or future rights relating to ingress and egress to the Premises, driveway areas, adjacent parking, walkways, easements necessary for the installation and maintenance of utilities for the Premises and pedestrian access to and from the Premises; and

                  TOGETHER with all of the Mortgagor's right, title and interest in and to any and all awards, damages, payments and other compensation, and any and all claims therefor and rights thereto, which may result from taking or injury by virtue of the exercise of the power of eminent domain, or any damage, improvements, injury or destruction in any manner caused to the Premises or thereon, or any part thereof; and

                  TOGETHER with all insurance proceeds and any awards and payments, including interest thereon, which may be made in respect of all or any part of the Premises, the buildings and/or the building equipment, or any estate or easement therein, as a result of damage to or destruction of all or any part of the building or the building equipment, the exercise of the right of condemnation or eminent domain, the closing of, or the alteration of the grade of, any street on or adjoining the Premises, or any other injury to or decrease in the value of all or any part of the Premises, which proceeds and awards are hereby assigned to the Mortgagee, which is hereby authorized to collect and receive the same and to give receipts and acquittances therefor and to apply the same or any part thereof as provided in this Mortgage; and the Mortgagor hereby agrees, upon request, to make, execute and deliver any and all assignments and other instruments sufficient for the purposes of assigning said proceeds and awards and payments to the Mortgagee free, clear and discharged of any encumbrances of any kind or nature whatsoever (subject to Section 19); and

                  TOGETHER with all of the Mortgagor's right, title and interest in and to any and all present and future leases of all or any part of the Premises, and in and to the rents, issues and profits payable thereunder and cash or securities deposited thereunder as lessees' security deposits; and

                  TOGETHER with all the estate, right, title, interest, property, possession, claim and demand whatsoever of the Mortgagor, as well in law as in equity, of, in and to the same and every part and parcel thereof with the appurtenances in connection with the Premises; and

                  TO HAVE AND TO HOLD the above granted Premises unto the Mortgagee, its successors and assigns, to its and their own proper use, benefit and behoof forever.

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                  PROVIDED, ALWAYS THAT if the Mortgagor shall well and truly pay or true shall otherwise be paid to the Mortgagee all of the Obligations and the Mortgagor shall well and truly abide by and comply with each and every term, covenant and condition of the Obligations at the time and times as required, then these presents and the lien and interest hereby transferred and assigned shall cease, terminate and be void.

                  ARTICLE I. THE MORTGAGOR REPRESENTS, WARRANTS, COVENANTS AND AGREES WITH THE MORTGAGEE AS FOLLOWS:

                  Section 1. DEFINITIONS. In this Mortgage, all words and terms not defined herein shall have the respective meanings and be construed herein as provided in the Loan Documents. Any reference to a provision of the Loan Documents shall be deemed to incorporate that provision as a part hereof in the same manner and with the same effect as if the same were fully set forth herein.

                  Section 2. OBLIGATIONS SECURED. This Mortgage has been given and is intended to secure the full and prompt payment and performance of the Obligations. This Mortgage shall remain in full force and effect with respect to the Premises until all the Obligations shall have been paid and performed in full. If there shall be any default beyond the applicable grace period, if any, on the part of the Mortgagor under the Loan Documents or this Mortgage, then the Obligations shall become due and payable at the option of the Mortgagee.

                  Section 3. BENEFICIARIES. Nothing herein expressed or implied is intended or shall be construed to confer upon, or to give to, any person other than the Mortgagor and the Mortgagee any right, remedy or claim under or by reason hereof. All covenants, stipulations and agreements herein contained by and on behalf of the Mortgagor shall be for the sole and exclusive benefit of the Mortgagee.

                  Section 4. PAYMENT AND PERFORMANCE OF OBLIGATIONS. The Mortgagor shall pay and perform the Obligations when due in accordance with the Note and the Loan Documents.

                  Section 5. SEISIN AND WARRANTY. The Mortgagor is seized of a fee simple estate in the Premises, and the Mortgagor warrants the title to said estate in the Premises. The Mortgagor hereby covenants and agrees that the Mortgagor shall (i) preserve such estate and the validity and priority of the lien of this Mortgage and shall forever warrant and defend the same to the Mortgagee against all lawful claims whatsoever and the claims of all persons whomsoever claiming or threatening to claim the same or any part thereof, and
(ii) to make, execute, acknowledge and deliver all such further or other deeds, documents, instruments or assurances, and cause to be done all such further acts and things as may at any time hereafter be reasonably required by the Mortgagee to fully protect the lien of this Mortgage. Section 6. Insurance. (i) The Mortgagor shall obtain, or cause to be obtained, and shall maintain or cause to be maintained, at all times throughout the term of this Mortgage, insurance on the Premises in such amounts and in such manner and against such loss, damage and liability, including liability to third parties, as is customary with persons in the same or similar business and located in the same or similar areas. Such insurance shall include, without limitation, the following:

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                           (a) Comprehensive general public liability insurance
insuring against any and all liability of the Mortgagor or claims of liability of the Mortgagor arising out of, occasioned by or resulting from any accident or otherwise resulting in or about the Premises and the adjoining streets, sidewalks and passageways, in a minimum amount of $1,000,00000 for death or bodily injury to any one person in connection with one accident or occurrence in or about the Premises, $3,000,000.00 for death or bodily injury to one or more persons in connection with one accident or occurrence in or about the Premises, and $500,000.00 property damage in connection with one accident or occurrence in or about the Premises (including blanket contractual liability insurance, garage liability, innkeeper's liability, products liability and elevator liability, if applicable);

                           (b) "All-Risk" coverage policy of fire and hazard
insurance with respect to the Premises, which insurance policy shall contain an agreed amount endorsement and be in an aggregate amount not less than one hundred (100%) percent of the agreed upon full insurable replacement value of the Premises without coinsurance;

                           (c) If the Premises are required to be insured
pursuant to the Flood Disaster Protection Act of 1973 or the National Flood Insurance Act of 1968, and the regulations promulgated thereunder, because it is located in an Urban Development as a Flood Hazard Area, then a flood insurance policy covering the Premises in an amount not less than the outstanding principal balance of the Note or the maximum limit of coverage available, whichever amount is less;

                           (d) Title insurance coverage in the form of an ALTA
standard mortgagee title insurance policy insuring this Mortgage as a valid first lien on the Premises in the aggregate principal amount of the Note; subject, however, to certain "Permitted Encumbrances" as set forth in the Commitment for Title Insurance issued to the Mortgagee by Old Republic National Title Insurance Company in connection with this Mortgage, No. P 8419, dated May 14, 1993, as continued through the date hereof (hereinafter referred to as the "Title Commitment");

                           (e) Business interruption and/or loss of rental
insurance coverage sufficient to pay, during the period of interruption or loss, a substantial portion of normal operating profits of the Premises; and

                  (ii) Each insurance policy required under this Section 6 shall be written by insurance companies authorized or licensed to do business in the State of New York having an Alfred M. Best Company, Inc. rating of A or higher and a financial size category of not less than VII, and shall be on such forms and written by such companies as shall be reasonably approved by the Mortgagee Such insurance coverage may be effected under overall blanket or excess coverage policies of the Mortgagor, except as to public liability insurance which may be effected under combined single limit.

                  (iii) Each insurance policy required under this Section 6 providing insurance against loss or damage to property shall be written or endorsed so as to (a) contain a New York standard mortgagee and secured party endorsement, as the case may be, or its equivalent in favor

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of the Mortgagee, (b) make all losses, if any, payable directly to the
Mortgagee, without contribution, and (c) provide for deductibles not to exceed $10,000.00 per occurrence.

                  (iv) Each insurance policy required under this Section 6 and providing public liability coverage shall be written and endorsed so to name the Mortgagee as an additional insured, as its interest may appear.

                  (v) Each insurance policy required under this Section 6 shall contain a provision to the effect that such policy shall not be canceled, altered or in any way limited in coverage or reduced in amount unless the Mortgagee is notified in writing at least thirty (30) days prior to such cancellation, alteration, limitation or reduction. At least thirty (30) days prior to the expiration of any such policy, the Mortgagor shall furnish evidence satisfactory to the Mortgagee that such policy has been renewed or replaced or is no longer required by this Section 6.

                  (vi) Each insurance policy required under this Section 6 (except flood insurance written under the federal flood insurance program) shall contain an endorsement or agreement by the insurer that any loss shall be payable to the Mortgagee, as its interest may appear,, in accordance with the terms of such policy notwithstanding any act or negligence of the Mortgagor which might otherwise result in forfeiture of said insurance and the further agreement of the insurer waiving all rights of set-off, counter-claim, deduction or subrogation against the Mortgagor (so as not to interfere with the Mortgagee's rights) (subject to Section 19).

                  (vii) In the event of loss or damage to the collateral, the proceeds of any insurance provided hereunder shall be applied as set forth in
Section 19 of this Article 1; in the event of a public liability claim, the proceeds of any insurance provided hereunder shall be applied toward extinguishing or satisfying the liability and expenses incurred in connection therewith.

                  (viii) The Mortgagor shall not take out any separate or additional insurance with respect to the Premises which is contributing in the event of loss unless it is properly compatible with all of the requirements of this Section 6.

                  Section 7. PRESERVATION, MAINTENANCE AND REPAIR. All buildings, structures and other improvements which are presently erected and in the future are to be erected upon the Premises, shall, at the Mortgagor's own cost and expense, be kept in good and substantial repair, working order and condition, and the Mortgagor shall, from time to time, make or cause to be made, all necessary and proper repairs, replacements, improvements and betterments thereto. The Mortgagor shall not remove, demolish, materially alter, discontinue the use of, sell, transfer, assign, hypothecate or otherwise dispose of to any Person (defined as an individual, corporation, partnership, trust, unincorporated organization or government, or an agency or political subdivision thereof, or any business or legal entity) any part of the Premises without the prior express written consent of the Mortgagee, except that the Mortgagor shall from time to time make such substitutions, additions, modifications and improvements as may be necessary and as shall not impair the structural integrity, operating efficiency and economic value of the Premises. All alterations, replacements, renewals or additions made pursuant to this Section 7 shall automatically become and constitute a part of the Premises and shall be covered by the lien of

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this Mortgage. The Mortgagor shall not do, and shall not permit to be done, any act which may in any way impair or weaken the security under this Mortgage.

         Section 8. DECLARATION OF NO OF F SET. The Mortgagor represents to the Mortgagee that the Mortgagor has no knowledge of any offsets, counterclaims or defenses to the principal indebtedness secured hereby, or to any part thereof, or the interest thereon, either at law or in equity. The Mortgagor shall, within three (3) days upon request in person or within ten (10) days upon request by mail, furnish a duly acknowledged written statement in form reasonably satisfactory to the Mortgagee stating either that the Mortgagor knows of no offsets or defenses existing against such indebtedness, or if such offsets or defenses are alleged to exist, the nature and extent thereof, and in either case, such statement shall set forth the amount due hereunder.

         Section 9. NO ADDITIONAL LIENS ON FIXTURES. The Mortgagor shall not remove or suffer to be removed from the Premises any fixtures owned by the Mortgagor as the term "fixtures" is defined by the law in New York presently, or in the future to be incorporated into, installed in, annexed or affixed to the Premises (unless such fixtures have been replaced with similar fixtures of equal or greater utility and value) ; nor will the Mortgagor execute or cause to be executed any security interest upon any such fixtures, additions to, substitutions or replacements thereof, or upon any f ixtures in the future to be installed in, annexed or affixed to the Premises, without the prior express written consent of the Mortgagee.

         Section 10. PERFORMANCE. The Mortgagor shall perform and abide by the terms and covenants herein and the terms and covenants in the Note and the Loan Documents all of which are made a part hereof as though set forth herein at length.

         Section 11. WAIVER. The acceptance by the Mortgagee of any payments hereunder, after the occurrence of an Event of Default, or the failure of the Mortgagee in any one or more instances to insist upon strict performance by the Mortgagor of any terms and covenants of this Mortgage or to exercise any option or election herein conferred, shall not be deemed to be a waiver or relinquishment for the future of any such terms, covenants, elections or options.

         Section 12. NO CREDIT FOR TAXES. The Mortgagor shall not claim or demand or be entitled to any credit or credits on account of the obligations by reason of the taxes or mpositions assessed against all or any part of the Premises or for any payments made pursuant to this Mortgage hereof. No deductions shall otherwise be made or claimed from the taxable value of all or any part of the Premises by reason or this Mortgage or the obligations.

                  Section 13. TAXES. The Mortgagor shall prepare and timely file all federal, state and local tax returns required to be filed by the Mortgagor and promptly pay and discharge or cause to be promptly paid and discharged all taxes, assessments, municipal or governmental rates, charges, impositions, liens and water and sewer rents or any part thereof (hereinafter individually referred to as an Imposition and collectively referred to as the "Impositions"), heretofore or hereafter imposed upon the Mortgagor or in respect of any of the Mortgagor's property and assets before the same shall become in default, as well as all lawful claims which, if unpaid might become a lien or charge upon such property and assets or any part thereof. The Mortgagor may, after prior express written notice to the Mortgagee, contest by appropriate legal

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proceedings at the Mortgagor's sole cost and expense the validity or amount of any Imposition; and the Mortgagor may defer payment thereof during the pendency of such contest, provided and upon condition that (i) such contest and/or non-payment shall not constitute a crime, misdemeanor or offense on the part of the Mortgagor, the Mortgagee or any tenant or occupant of the Premises, (ii) such contest and/or non-payment will not result in any lien, charge, penalty, fine or other liability or any kind against all or any part of the Premises,
(iii) such contest and/or non-payment will not prevent, preclude or bar the use of all or any part of the Premises for the use for which the same is intended or was constructed, (iv) the Mortgagor shall prosecute such contest with due diligence and in good faith to a final determination by a court, department or governmental authority or body having final jurisdiction, (v) the Mortgagor shall hold harmless, indemnify and defend the Mortgagee against any and all claims, liabilities, losses, costs, expenses (including, without limitation, reasonable attorneys' fees) and damages which the Mortgagee may sustain or incur by reason of the Mortgagor's contest or failure or delay in payment, and (vi) the Mortgagor shall maintain adequate insurance or accrued the estimated liability on its balance sheets for payment thereof. The Mortgagor shall submit to the Mortgagee, upon request, an affidavit signed by the Mortgagor certifying that, to the best of the Mortgagor's knowledge, all current federal and state information income tax returns have been filed to date and all real property taxes, assessments, governmental charges or levies and other lawful claims with respect to the Mortgagor's properties and assets have been paid to date. The Mortgagor shall deliver to the Mortgagee, within thirty (30) days after each fiscal quarter, the original or a photostatic copy of the official receipt evidencing such payment or other proof of payment satisfactory to the Mortgagee. From time to time, at the option of the Mortgagee, the Mortgagor shall, in addition to the regular monthly principal and interest payment on the Note, pay into a non-interest bearing account held by the Mortgagee, at the times when the monthly installment of principal and interest is payable, an amount equal to one-twelfth (1/12th) of the annual estimated real estate taxes levied with respect to the Premises so that the funds are available to pay said real estate taxes and assessments when due, and such sum shall be held by the Mortgagee for the payment of such real estate taxes and assessments as they become due. If the amount so estimated shall prove insufficient, then the Mortgagor shall pay the required deficiency upon demand.

                  Section 14. MODIFICATIONS IN WRITING. The terms of this Mortgage may not be changed orally but only by an agreement in writing signed by the party against whom enforcement of any waiver, change, modification or discharge is sought.

                  Section 15. SECURITY AGREEMENT. This Mortgage constitutes a security agreement under the New York Uniform Commercial Code, and the Mortgagor hereby grants to the Mortgagee, to further secure the Obligations, a security interest in all furniture, fixtures and equipment and all other machinery, appliances, furnishings, tools and buildings materials now owned or hereafter acquired by the Mortgagor, and installed or to be installed in or on the Premises and used or to be used in the management or operation of the Premises, and all substitutions, replacements, additions and accessions thereto, together with all cash and non-cash proceed thereof. The Mortgagor shall execute, deliver, file and refile any financing statements, continuation statements, or other security agreements that the Mortgagee may require from time to time to confirm the lien of this Mortgage with respect to such property. Without limiting the foregoing, the Mortgagor hereby irrevocably constitutes and appoints the Mortgagee with full


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power of substitution, as its attorney-in-fact with full irrevocable power and authority (coupled with and interest) in the place and stead of such Mortgagor and in the name of such Mortgagor or in the Mortgagee's own name, for the Mortgagee to execute, deliver and file such instruments for and on behalf of the Mortgagor and the Mortgagor shall pay all filing fees in connection therewith. Notwithstanding any release of any or all of that property included in the Premises which is deemed "real property", and proceedings to foreclose this Mortgage or its satisfaction of record, the terms hereof shall survive as a security agreement with respect to the security interest created hereby and referred to above until the repayment or satisfaction in full of the Obligations as are now or hereafter secured hereby.

                  Section 16. NO ASSIGNMENT. This Mortgage shall not be assigned by the Mortgagor without the prior express written consent of the Mortgagee.

                  Section 17. DATE OF MORTGAGE. The date of this Mortgage shall be for identification purposes only and shall not be construed to imply that this Mortgage was executed on any date other than the respective dates of the acknowledgments of the parties hereto. This Mortgage shall become effective upon its delivery.

                  Section 18. CHANGE IN LAWS. During the term of this Mortgage, in the event of the passage after the date of this Mortgage of any law of the State of New Jersey or the State of New York, or any other governmental entity, changing in any way the laws now in force for the taxation of mortgages, or debts secured thereby, for state or local purposes, or the manner of the operation of any such taxes,, so as to affect the interest of the Mortgagee, then and in such event, the Mortgagor shall bear and pay the full amount of such taxes, provided that if for any reason payment by the Mortgagor of any such new or additional taxes would be unlawful or if the payment thereof would constitute usury or render the Loan or indebtedness secured hereby wholly or partially usurious under any of the terms or provisions of the obligations secured hereunder, or this Mortgage, or otherwise, the Mortgagee may, at the Mortgagee's option, declare the whole sum secured by this Mortgage, with interest thereon, to be immediately due and payable, or the Mortgagee may, at the Mortgagee's option, pay that amount or portion of such taxes as renders the Loan or indebtedness secured hereby unlawful or usurious, in which event the Mortgagor shall concurrently therewith pay the remaining lawful and nonusurious portion of balance of said taxes.

                  Section 19. DAMAGE, DESTRUCTION AND CONDEMNATION.

                  (i) If all or any part of the Premises shall be damaged or destroyed, or if title to or the temporary use of the whole or any part of any of the Premises shall be taken or condemned by a competent authority for any public use or purpose, there shall be no abatement or reduction in the amounts payable by the Mortgagor hereunder or under the Note and/or the Loan Documents, and the Mortgagor shall continue to be obligated to make such payments.

                  (ii) If the Premises or any part thereof is partially or totally damaged or destroyed by f ire or any other cause, the Mortgagor shall give prompt express written notice thereof to the Mortgagee. The Mortgagor hereby authorizes and directs any affected insurance company to make payment of such proceeds directly to the Mortgagee. The Mortgagee is hereby authorized and empowered by the Mortgagor to settle, adjust or compromise, in consultation with the Mortgagor. The Mortgagor shall pay all costs of collection of insurance proceeds payable an account of such damage of destruction.

                  (iii) In the event of partial or --tal destruction of the Premises by fire or in the event all or a part of the Premises is condemned by a governmental agency, the proceeds of such insurance or condemnation will be payable to the Mortgagee provided the loss to the Mortgagor is for more than ten (10.0%) of the then aggregate principal balance of the Loan, at the time of said casualty or condemncation, and the Mortgagee will have the option in its sole discretion, of applying all or any part of the proceeds to (a) to reduce the outstanding principal balance of the Note and the Loan Documents, (b) to the repair, restoration, replacement and rebuilding of the Premises in accordance with the Mortgagee's standard construction loan disbursement conditions and requirements, or (c) to the Mortgagor.

                  (iv) Immediately upon obtaining knowledge of the institution of any proceedings for the condemnation of the Premises, or any portion thereof, the Mortgagor shall notify the Mortgagee of the pendency of such proceedings. The Mortgagee may participate in any such proceedings and the Mortgagor shall, at the sole cost and expense of the Mortgagor, diligently prosecute any such proceeding and shall consult with the Mortgagee, its attorneys and experts and cooperate with it in any defense of any such proceedings. The Mortgagor shall not, without the Mortgagee's prior express written consent, enter into any agreement for the taking or conveyance in lieu thereof of the Premises, or any part thereof, with anyone authorized to acquire the same by eminent domain, condemnation or like power or proceeding. All awards and proceeds of condemnation shall be assigned to the Mortgagee, to be paid or applied by the Mortgagee, in accordance with subparagraph (iii) of this Section.

                  (v) In the event any insurance proceeds or condemnation awards are applied by the Mortgagor to reduce the outstanding principal balance of the Note, said payments shall be applied against the outstanding principal balance in the inverse order of maturity, without penalty or premium.

                  (vi) Nothing in this Section shall relieve the Mortgagor of the Mortgagor's duty to repair, restore, rebuild or replace the Premises following damage or destruction by fire or other casualty or partial condemnation in the event that the Mortgagee elects to use the proceeds of insurance or condemnation awards to restore, rebuild, repair or replace the Premises and said proceeds of insurance or condemnation awards are inadequate to defray the cost of such repairing, restoring, rebuilding or replacement.

                  Section 20. COMPLIANCE WITH LAWS. The Mortgagor agrees to comply with all present and future laws, statutes, rules, regulations and ordinances made or promulgated by lawful authority having jurisdiction of or relating to all or any part of the Premises which are now or may hereafter be applicable to the Premises within such time as may be required by law.

                  Section 21. INDEMNIFICATION. The Mortgagor hereby agrees to and does hereby indemnify, protect, defend and save harmless the Mortgagee and its trustees, officers, employees, agents, attorneys and shareholders from and against any and all losses, damages, expenses or liabilities of any kind or nature and from any suits, claims or demands, including reasonable counsel fees incurred in investigating or defending such claim, suffered by any of them and caused by, relating to, arising out of, resulting from, or in any way connected with this Mortgage and the transactions contemplated herein (unless caused by the gross negligence or willful misconduct of the Mortgagee), including, without limitation, (i) disputes between any architect, general contractor, subcontractor, materialman or supplier, or on account of any act or omission to act by the Mortgagee in connection with this Mortgage, or (ii) losses, damages, expenses or liabilities sustained by the Mortgagee in connection with any environmental sampling or clean-up of the Premises required or mandated by any federal, state or local law, ordinance, rule or regulation, including, without limitation, (a) the Comprehensive Environmental Response, Compensation, and Liability Act of 1980, as amended (42 U.S.C. S9601 ET SEQ.) ("CERCLA); (b) the Hazardous Material Transportation Act, as amended (49 U.S.C. S180 ET SEQ.); (c) the Federal insecticide, Fungicide, and Rodenticide Act, as amended (7 U.S. C. S136 ET SEQ.); (d) the Resource Conservation and Recovery Act, as amended (42 U.S.C. S6901 ET SEQ.) ("RCRA); (e) the Toxic Substance Control Act, as amended (42 U.S.C. S7401 et sect.); (f) the Clean Air Act, as amended (42 U.S.C. S740 ET SEQ.); (g) the Federal Pollution Control Act, as amended (33 U.S.C. S1251 ET SEQ.); (h) the Occupational Safety and Health Act, as amended (29 U.S.C. S651 ET SEQ.); (I) the Safe Drinking Water Act, as amended (42 U.S.C. S300f ET SEQ. (j) the Food, Drug and Cosmetic Act, as amended (21 U.S.C. S301 et SEQ.); (k) the Medical Waste Tracking Act of 1988, Pub. L. No. 100-582, 102 Stat. 2950 (1988); or (1) any and all laws, regulations, and executive orders, both federal, state and local pertaining to environmental matters, as the same may be amended or supplemented from time to time (hereinafter collectively referred to as the "Applicable Environmental Laws"). In case any action shall be brought against the Mortgagee based upon any of the above and in respect to which indemnity may be sought against the Mortgagor, the Mortgagee shall promptly notify the Mortgagor in writing, and the Mortgagor shall assume the defense thereof, including the employment of legal counsel selected by the Mortgagor and reasonably satisfactory to the Mortgagee, the payment of all costs and expenses and the right to negotiate and consent to settlement. Upon reasonable determination made by the Mortgagee, the Mortgagee shall have the right to employ separate counsel in any such action and to participate in the defense thereof. The Mortgagor shall not be liable for any settlement of any such action effected without the Mortgagor's consent, but if settled with the Mortgagor's consent, or if there be a final judgment for the claimant in any such action, the Mortgagor agrees to indemnify and save harmless the Mortgagee from and against any loss or liability by reason of such settlement or judgment. The provisions of this Section 21 shall survive the termination of this Mortgage and the repayment of the Note.

                  Section 22. ASSIGNMENT OF RENTS. The Mortgagor hereby assigns to the Mortgagee the rents, issues and profits arising out of or from the Premises as further security for the obligations, and the Mortgagor grants to the Mortgagee the right to enter upon and to take possession of the Premises for the purpose of collecting the same and to let the Premises or any part thereof, and to apply the rents, issues and profits, after payment of all necessary charges and expenses, on account of said indebtedness. This assignment and grant shall continue in effect until this Mortgage is paid in full and discharged of record. The Mortgagee hereby waives the right to enter upon and to take possession of the Premises for the purpose of collecting said rents, issues and profits, and the Mortgagor shall be entitled to collect, receive, retain and use said rents, issues and profits until the occurrence of an event of default under this Mortgage or the Loan Documents, but such right of the Mortgagor may be revoked by the Mortgagee upon the occurrence of an event of default on five (5) days written notice. The Mortgagor shall not, without the written consent of the Mortgagee, receive or collect rent from any tenant of the Premises or any part thereof for a period of more than one month in advance, and in the event of the occurrence of an event of default under this Mortgage or the Loan Documents, the Mortgagor shall pay monthly in advance to the Mortgagee or to any receiver appointed to collect said rents, issues and profits, the fair and reasonable rental value for the use and occupation of the Premises or of such part thereof as may be in the possession of the Mortgagor, and upon default in any such payment the Mortgagor shall vacate and surrender the possession of the Premises to the Mortgagee or to such receiver. If the Mortgagor does not so vacate and surrender the Premises then the Mortgagor may be evicted by summary proceedings.

                  Section 23. ADVANCES. Upon the occurrence of an event of default by the Mortgagor under this Mortgage, the Loan Documents and/or the Note, the Mortgagee may at its option remedy such event of default, and all payments made by the Mortgagee to remedy an event of default by the Mortgagor (including reasonable attorney's fees) and the total of any payment or payments due from the Mortgagor to the Mortgagee which are in default, together with interest thereon at the Default Rate set forth in the Note (such interest to be calculated from the date of such advance to the date of payment thereof by the Mortgagor), shall be added to the debt secured by this Mortgage until paid, and the Mortgagor covenants to repay the same to the Mortgagee on the next interest payment date of the Note. Any such sums and the interest thereon shall be a lien on the Premises prior to any other lien attaching to or accruing subsequent to the lien of this Mortgage.

                  Section 24. PERMITTED ENCUMBRANCES. At no time throughout the term of this Mortgage shall the Mortgagor create, incur, assume or suffer to exist any mortgage, deed of trust, pledge, lien, security interest, encumbrance, attachment, levy, distraint or other judicial process and burdens of any kind or nature on or with respect to any of the Premises without the prior express written consent of the Mortgagee, except the Permitted Encumbrances set forth in the Title Commitment.

                  Section 25. ENVIRONMENT ISSUES. (i) None of the real property owned and/or occupied by the Mortgagor and located in the State of New York, including, without limitation, the Premises, has ever been used in violation of any laws, by previous owners and/or operators to refine, produce, store, handle, transfer, process or transport "Hazardous Substances" or "Hazardous Wastes", as such terms are defined in the Applicable Environmental Laws, and the Mortgagor has not used in the past, nor does the Mortgagor intend to use in the future,, said real property, including without limitation, the Premises, for the purpose of refining, producing, storing, handling, transferring, processing or transporting said "Hazardous Substances" in violation of any laws.

                  (ii) Should the Mortgagor, any lessee of the Premises, or any other person cause or permit any intentional or unintentional action or omission resulting in the releasing, spilling, leaking, pumping, pouring, emitting, emptying or dumping of "Hazardous Substances" or "Hazardous Wastes",, as such terms are defined in the Applicable Environmental Laws, into the waters or onto the lands of the State of New York, or into the waters outside the jurisdiction of the State of New York resulting in damage to the lands, waters, fish, shellfish, wildlife, biota, air or other resources owned, managed or held in trust or otherwise controlled by the State of New York, without having obtained a permit issued by the appropriate governmental authorities, the Mortgagor shall promptly clean up such spill, leak, etc., in accordance with the provisions of the Applicable Environmental Laws.

                  (iii) No lien has been attached to any revenues or any real or personal property owned by the Mortgagor and located in the State of New York, including, without limitation, the Premises, as a result of any law of the State of New York, arising from an intentional or unintentional action or omission of the Mortgagor or any previous owner and/or operator of said real property, including, without limitation, the Premises, resulting in the releasing, spilling, pumping, pouring, emitting, emptying or dumping of "Hazardous Substances" or "Hazardous Wastes", as such terms are defined in the Applicable Environmental Laws, into the waters or onto the lands of the State of New York, or into waters outside the jurisdiction of the State of New York where damage may have resulted to the lands, waters, fish, shellfish, wildlife, biota, air and other resources owned, managed, held in trust or otherwise controlled by the State of New York.

                  (iv) The Mortgagor has not received a summons, citation, directive, letter or other communication, written or oral, from the State of New York concerning any intentional or unintentional action or omission on the Mortgagor's part resulting in the releasing, spilling, leaking, pumping, pouring, emitting, emptying or dumping of "Hazardous Substances" or "Hazardous Wastes", as such terms are defined in the Applicable Environmental Laws, into the waters or onto the lands of the State of New York, or into the waters outside the jurisdiction of the State of New Jersey resulting in damage to the land, waters, fish, shellfish, wildlife, biota, air and other resources owned, managed, held in trust or otherwise controlled by the State of New York.

                  (v) None of the real property owned and/or occupied by the Mortgagor and located in the State of New York, including, without limitation, the Premises has ever been used in violation of any laws, by previous owners and/or operators to generate, manufacture, refine, transport, heat, store, handle or dispose of "Hazardous Substances" or "Hazardous Wastes" as such terms are defined in the Applicable Environmental Laws, and the Mortgagor does not intend to use any of the Mortgagor's real property including, without limitation, the Premises, for such purpose, which will not comply with all laws.

                  (vi) The Mortgagor shall not cause or permit to exist, as a result of an intentional or unintentional action or omission on the part of the Mortgagor or any tenant, a releasing, spilling, leaking, pumping, emitting, pouring, emptying or dumping of a "Hazardous Substance" or "Hazardous Wastes", as such terms are defined in the Applicable Environmental Laws, into waters or onto the lands of the State of New York, or into waters outside the jurisdiction of the State of New York, where damage may result to the lands, waters, fish, shellfish, wildlife, biota, air and other resources owned, managed, held in trust or otherwise controlled by the State of New York, unless said release, spill, leak, etc., is pursuant to and in compliance with the conditions of a permit issued by the appropriate federal or state governmental authorities.

                  (vii) In the event that there shall be filed a lien against the Premises by any governmental agency, pursuant to and in accordance with the said State or Federal statutes,, as a result of monies from said fund having been expended to pay for "Damages", arising from an intentional or unintentional action or omission of Mortgagor, resulting in the releasing, spilling, leaking, pumping, pouring, emitting, emptying or dumping of "Hazardous Substances" as such term is defined, into waters, of the State or agency of New York or onto lands from which it might flow or drain into said waters then the Mortgagor shall, within thirty (30) days from the date that the Mortgagor is given notice that the lien has been placed against the Premises or within such shorter period of time in the event that the State of New York or the United States has commenced steps to cause the Premises to be sold pursuant to the lien, either
(1) pay the claim and remove the lien from the Premises, or (2) furnish (i) a bond satisfactory to the Title Insurance Company and the Mortgagee in the amount of the claim out of which the lien arises, (1) a cash deposit in the amount of the claim out of which the lien arises, (ii) a cash deposit in the amount of the claim out of which the lien arises, or (iii) other security reasonably satisfactory to the Mortgagee in an amount sufficient to discharge the claim out of which the lien arises.

                  (viii) The Mortgagor agrees that the Mortgagee shall have the right to conduct or have conducted by its agents or contractors, such environmental inspections as the Mortgagee shall reasonably deem necessary or advisable from time to time at the sole cost and expense of the Mortgagor. The Mortgagor shall, and shall cause each tenant of the Premises to, cooperate with such inspection efforts; such cooperation shall include, without limitation, supplying such information concerning the operations conducted, and "Hazardous Substances" or "Hazardous Wastes", as such terms are defined in the Applicable Environmental Laws, located at the Premises.

                  (ix) No lien has been attached to any real property owned by the Mortgagor and located within the State of New Jersey, including, without limitation, the Premises, as a result of the Administrator of the United States Environmental Protection Agency expending monies from the Hazardous Substance Superfund for "Damages" and/or "Response Action Costs" as such terms are described in 42 U.S.C. S9607(a), arising from an intentional or unintentional action or omission of the Mortgagor or any previous owner and/or operator of said real property, including, without limitation, the Premises, resulting in any spilling, leaking, pumping, pouring, emitting, emptying, discharging, injecting, escaping, leaching, dumping or disposing of any "Hazardous Substance" or "Hazardous Wastes", as such terms are defined in the Applicable Environmental Laws, into the navigable waters, the waters of the contiguous zone, or the ocean waters of which the natural resources are under exclusive managing authority of the United States under the Magnuson Fishery Conservation and Management Act (16 U.S.C. S1801 ET SEQ.), or any other surface water, ground water, drinking ;water supply, land surface or subsurface strata, or ambient air within the United States or under the jurisdiction of the United States when damage may have resulted to the land, fish, wildlife, biota, air, water, ground water, drinking water supplies, and other resources belonging to, managed by, held in trust by, appertaining to or otherwise controlled by the United States and any state or local government.

                  (x) In the event that there shall be filed a lien against the Premises by the United States Environmental Protection Agency pursuant to and in accordance with the provisions of 42

U.S.C. S9607(l), as a result of the Administrator of the Hazardous Substance Superfund having expended monies from said fund to pay for "Damages" and "Response Action Costs", as such terms are described in 42 U.S.C. S9607(a), arising from an intentional or unintentional action of the Mortgagor or any previous owner and/or operator, resulting in any spilling, leaking, pumping, pouring, emitting, emptying, discharging, injecting, escaping, leaching, dumping or disposing of any "Hazardous Substance" or "Hazardous Wastes", as such terms are defined in the Applicable Environmental Laws, into the navigable waters, the waters of the contiguous zone, or the ocean waters of which the natural resources are under exclusive managing authority of the United States under the Magnuson Fishery Conservation and Management Act (16 U.S.C. S1801 ET.SEQ.), or any other surface water, ground water, drinking water supply, land surface or subsurface strata, or ambient air within the United States or under the jurisdiction of the United States when damage may have resulted to the lands, waters, or natural resources of the United States, then the Mortgagor shall, within thirty (30) days from the date that the Mortgagor is given notice that the lien has been placed against the Premises, or within such shorter period of time in the event that the United States Government has commenced steps to cause the Premises to be sold pursuant to the lien, either (a) pay the claim and remove the lien from the Premises, or (b) furnish (1) a bond satisfactory to the Mortgagee in the amount of the claim out of which the lien arises, (2) a cash deposit in the amount of the claim out of which the lien arises, or (3) other security satisfactory to the Mortgagee in an amount sufficient to discharge the claim out of which the lien arises.

                  (xi) The Mortgagor represents and warrants that neither the Mortgagor nor the Premises are in violation of or subject to any existing, pending or threatened investigation or inquiry by any governmental authority pertaining to any Applicable Environmental Law. The Mortgagor shall not cause or permit the Premises to be in violation of, or do anything which would subject the Premises to any remedial obligations under, any Applicable Environmental Law, and shall promptly notify the Mortgagee, in writing, of any existing, pending or threatened investigation or inquiry by any governmental authority in connection with any Applicable Environmental Law.

                  Section 26. CLAIMS NOT AGAINST MORTGAGEE. Nothing contained in this Mortgage shall constitute any consent or request by the Mortgagee, express or implied, for the performance of any labor or services or the furnishing of any materials or other property in respect of the Premises or any part thereof, or be construed to permit the making of any claim against the Mortgagee in respect of labor or services or the furnishing of any materials or other property or any claim that any lien based on the performance of such labor or services or the furnishing of any such materials or other property is prior to the lien of this Mortgage.

                  Section 27. REAPPRAISAL OF THE PREMISES. (a) The Mortgagor shall permit, throughout the term of this Mortgage and at its own cost and expense, the Mortgagee to appraise or reappraise the Premises provided the Mortgagee is required to do so pursuant to and in connection with (i) The Financial Institutions, Reform, Recovery and Enforcement Act of 1989 (Public Law 101-73, 103 Stat. 183 (1989), (ii) The Bank Holding Company Act, 12 U.S.C.
Section 1844 or (iii) any other law, regulation, internal regulation or policy, statute or opinion to which the Mortgagee is subject or bound. The Mortgagor shall reimburse the Mortgagee for all costs, fees and expenses incurred by the Mortgagee in connection with this Section 27, and the total of said costs, fees and expenses shall be added to the Obligations secured by this Mortgage until paid. The Mortgagor shall provide any information requested by the Mortgagee to conduct such appraisal or reappraisal and permit any appraiser designated by the Mortgagee to enter the property at any reasonable time to conduct such appraisal or reappraisal. In the event that the Bank requests an appraisal for internal purposes, which is not required per paragraph (a) then the Mortgagor agrees to (i) provide any information as reasonably requested by the Mortgagee in order to perform the appraisal or reappraisal, and (ii) permit any appraiser designated by the Mortgagee to enter the Premises at any reasonable time for the purpose of conducting the appraisal or reappraisal; (iii) to pay the cost of said appraisal or reappraisal; and (iv) the Mortgagee hereby agrees, that provided no Event of Default has occurred, it shall only conduct such appraisals or re-appraisals for internal purposes, once every two (2) years.

                  Section 28. WAIVER OF REDEMPTION. The Mortgagor, for itself and its successors and/or assigns, hereby irrevocably waives and releases, to the extent permitted by law, (a) any right of redemption after the date of any sale of the Premises upon foreclosure, whether statutory or otherwise, in respect of the Premises now or hereafter in force; (b) the benefit of any and all valuation and appraisement laws now or hereafter in force; and (c) all exemption laws whatsoever and all moratoriums, extensions or stay laws or rules, or orders of court in the nature of either of them, now or hereafter in force.

                  Section 29. RELIEF FROM BANKRUPTCY STAY. The Mortgagor covenants and agrees that, in the event that the Mortgagor, any guarantor or any of the persons or parties constituting the Mortgagor or a guarantor shall (i) file with any bankruptcy court of competent jurisdiction or be the subject of any petition under Title 11 of the U.S. Code, as amended (the "Bankruptcy Code"), (ii) be the subject of any order for relief issued under the Bankruptcy Code, (iii) file or be the subject of any petition seeking any reorganization, arrangement, composition, readjustment, liquidation, dissolution, or similar relief under any present or future federal or state act or law relating to bankruptcy, insolvency, or other relief for debtors, (iv) have sought or consented to or acquiesced in the appointment of any trustee, receiver, conservator, or liquidator, or (v) be the subject of any order, judgment, or decree entered by any court of competent jurisdiction approving a petition filed against such party for any reorganization, arrangement, composition, readjustment, liquidation, dissolution, or similar relief under any present or future federal or state act or law relating to bankruptcy, insolvency or relief for debtors, the Mortgagee shall thereupon be entitled and the Mortgagor irrevocably consents to immediate and unconditional relief from any automatic stay imposed by Section 362 of the Bankruptcy Code, or otherwise, on or against the exercise of the rights and remedies otherwise available to the Mortgagee as provided for herein, in the Note, the Loan Documents and as otherwise provided by law, and the Mortgagor hereby irrevocably waives any right to object to such relief and will not contest any motion by the Mortgagee seeking relief from the automatic stay and the Mortgagor will cooperate with the Mortgagee, in any manner requested by the Mortgagee, in its efforts to obtain relief from any such stay or other prohibition.

                  ARTICLE II. THE MORTGAGOR SHALL BE IN DEFAULT OF THIS MORTGAGE UPON THE OCCURRENCE OF ANY OF THE FOLLOWING EVENTS (ANY OF WHICH MAY BE REFERRED TO AS AN "EVENT OF DEFAULT"):

                  Section 1. DEFAULT OF OBLIGATION OR IMPOSITION. After default in the payment or performance when due of any of the Obligations or any Impositions.

                  Section 2. EVENT OF DEFAULT UNDER THE LOAN DOCUMENTS. The occurrence of any event of default under the Loan Documents or the Note.

                  Section 3. FAILURE TO PAY INTEREST. In the event that the Mortgagor shall have failed to make a payment of any installment of interest on the Note on its due date.

                  Section 4. FAILURE TO PAY PRINCIPAL. In the event that the Mortgagor shall have failed to make a payment of any installment of principal on the Note on its due date.

                  Section 5. FAILURE TO PAY OTHER MONIES. In the event that the Mortgagor shall have failed to duly observe or perform any covenant, condition or agreement with respect to the payment of monies on the part of the Mortgagor, to be observed or performed pursuant to the terms of this Mortgage, the Note or any other loan document, other than the payment of interest and principal which shall be governed by Sections 3 and 4 above.

                  Section 6. BREACH OF COVENANTS. The Mortgagor shall have failed to observe or perform any of the terms, covenants, conditions or undertakings on the part of the Mortgagor to be observed or performed pursuant to the terms contained in this Mortgage and/or the Loan Documents, other than the payment of interest, principal or other monies which shall be governed by Sections 3, 4 and 5 above.

                  Section 7. REPRESENTATIONS AND WARRANTIES. In the event that any representation or warranty made by the Mortgagor in this Mortgage, the Loan Documents or the Note shall prove to be false or misleading in any substantial and material respect on the date made.

                  Section 8. BANKRUPTCY. The Mortgagor shall have applied for or consented to the appointment of a receiver, custodian, trustee or liquidator of all or a substantial part of the Mortgagor's assets; or shall generally not be paying the Mortgagor's debts as they become due; or shall have admitted in writing the inability to pay the Mortgagor's debts as they mature; or shall have made a general assignment for the benefit of creditors, or shall have filed a petition or an answer seeking an arrangement with creditors; or shall have taken advantage of any insolvency law; or shall have submitted an answer admitting the material allegations of a petition in any bankruptcy or insolvency proceeding; or an order, judgment or decree shall have been entered, without the application, the approval or consent of the Mortgagor by any Court of competent jurisdiction approving a petition seeking reorganization of the Mortgagor, or appointing a receiver, custodian, trustee or liquidator of the Mortgagor, or a substantial part of the Mortgagor's assets and such order, judgment or decree shall have continued unstayed and in effect for any period for thirty (30) consecutive days; or a petition in bankruptcy shall have been filed against the Mortgagor and shall not have been dismissed for a period of thirty (30) consecutive days; or if any order for Relief shall have been entered under the Bankruptcy Code.

                  Section 9. ADDITIONAL LIENS. In the event that the Mortgagor shall have encumbered, mortgaged or given a security interest in any fixture or fixtures, except as permitted in this Mortgage, or shall have, without the consent of the Mortgagee, removed or replaced any fixtures.

                  Section 10. OTHER DEFAULTS. In the event that default is made in any of the terms, covenants and conditions contained in any mortgage constituting a lien upon the Premises prior and superior to the lien hereof, or should proceedings be instituted for the foreclosure or collection of any mortgage, judgment or lien prior or subordinate to the lien of this Mortgage, affecting the Premises.

                  Section 11. REFUSAL TO INSURE. In the event that no insurance company authorized to do business in the State of New York shall insure said Premises in the form of a title insurance and/or hazard insurance policy approved by the Mortgagee for a sum equal to the full insurable value of the Premises.

                  Section 12. ADDITIONAL FINANCINGS. In the event that the Mortgagor shall have entered into any additional financing or shall have consented to the placing of any lien on the Premises, whether such financing or lien is prior to or subordinate to the lien of this Mortgage.
                  Section 13. TRANSFER OF PREMISES. In the event that the Mortgagor shall have transferred or caused to have been transferred, title to or possession of any interest in the Premises, or any part thereof, to any Person without the prior express written consent of the Mortgagee (Except the Mortgagor may transfer title to or possession of any interest in and to the Premises to Michael Anthony Jewelers, Inc. provided: (a) no Event of Default has occurred prior to said proposed transfer, (b) the Obligated Parties are not released from and further reaffirm any liability attached to them under the Loan, (c) Michael Anthony Jewelers, Inc. assumes all of the liabilities of the Obligated Parties to the Mortgagee, and (d) said proposed transfer occurs with the prior express written consent of the Mortgagee, which consent shall not be unreasonably withheld or delayed.) (The Lessee may sublet up to 10,000 square feet of the Premises without prior consent of the Mortgagee. The Mortgagor and Lessee may also extend the Lease on the same terms and conditions as set forth in said Lease without consent of the Mortgagee.)

                  Section 14. CHANGE OF BUSINESS. In the event of a material or adverse change in the financial condition of the Mortgagor or any Guarantor.

                  ARTICLE III. IF ANY EVENT OF DEFAULT SHALL HAVE OCCURRED AND IS CONTINUING ON THE PART OF THE MORTGAGOR, THE MORTGAGEE MAY TAKE ANY OR ALL OF THE FOLLOWING ACTIONS, AT THE SAME OR AT DIFFERENT TIMES:

                  Section 1. ACCELERATION. The Mortgagee may declare the entire amount of unpaid principal, together with all accrued and unpaid interest and other moneys due under this Mortgage, the Loan Documents and/or the Note, immediately due and payable, and accordingly accelerate payment thereof notwithstanding contrary terms of payment stated therein, without presentment, demand or notice of any kind, all of which are expressly waived, notwithstanding anything to the contrary contained in the Mortgage, the Loan Documents and/or the Note and interest on the aggregate principal sum shall thereafter be computed at the Default Rate.

                  Section 2. POSSESSION. The Mortgagee may enter upon and take possession of the Premises; lease and let the said Premises; receive all the rents, income, issues and profits thereof which are overdue, due or to become due; and apply the same, after payment of all necessary charges and expenses, on account of the amounts hereby secured. The Mortgagee is given and granted full power and authority to do any act or thing which the Mortgagor or the successors or assigns of the Mortgagor who may then own the Premises might or could do in connection with the management and operation of the Premises. This covenant becomes effective either with or without any action brought to foreclose this Mortgage and without applying at any time for a receiver of such rents. Should said rents or any part thereof be assigned without the consent of the holder of this Mortgage, then this Mortgage shall at the option of the holder hereof become due and payable immediately, anything herein contained to the contrary notwithstanding.

                  Section 3. FORECLOSURE. The Mortgagee may institute an action of mortgage foreclosure, or take other action as the law may allow, at law or in equity, for the enforcement of this Mortgage, and proceed thereon to final judgment and execution of the entire unpaid balance of the Note including costs of suit interest and reasonable attorney's fees. In case of any sale of the Premises may be sold in one parcel as an entirety or in such parcels, manner or order as the Mortgagee in its sole discretion may elect. The failure to make any tenants parties to a foreclosure proceeding and to foreclose their rights will not be asserted by the Mortgagor as a defense in any proceeding instituted by the Mortgagee to collect the obligations secured hereby or any deficiency remaining unpaid after the foreclosure sale of the Premises.

                  Section 4. PARTIAL FORECLOSURE. The Mortgagee may from time to time, if permitted by law, take action to recover any sums, whether interest, principal or any other sums required to be paid under the Note and/or Loan Documents, as the same becomes due, without prejudice to the right of the Mortgagee thereafter to bring an action of foreclosure, or any other action, for a default or defaults by the Mortgagor existing when such earlier action was commenced. The Mortgagee may, at the Mortgagee's option, cause this Mortgage to be foreclosed for any portion of the obligations or any other sums secured hereby which are then due and payable, subject to the continuing lien of this Mortgage for the balance of the obligations not then due.

                  Section 5. APPOINTMENT OF RECEIVER. The Mortgagee may have a receiver of the rents, income, issues and profits of the Premises appointed without the necessity of proving either the depreciation or the inadequacy of the value of the security or the insolvency of the Mortgagor or any Person who may be legally or equitably liable to pay moneys secured hereby, and the Mortgagor and each such Person waive such proof and consent to the appointment of a receiver.

                  Section 6. FAIR RENTAL PAYMENTS. If the Mortgagor or any subsequent owner is occupying the Premises or any part thereof, it is hereby agreed that the said occupants shall pay such reasonable rental monthly in advance as the Mortgagee shall demand for the Property or the part so occupied, and f or the use of personal property covered by this Mortgage or any chattel mortgage.

                  Section 7. EXCESS MONIES. The Mortgagee may apply on account of the unpaid indebtedness evidenced by the Note (including any unpaid accrued interest) owed to the Mortgagee after a foreclosure sale of the Premises, whether or not a deficiency action shall have been instituted, any unexpended monies still retained by the Mortgagee that were paid by the Mortgagor to the Mortgagee (i) for the payment of, or as security for the payment of taxes, assessments, municipal or governmental rates, charges, impositions, liens, water or sewer rents, or insurance premiums, if any, or (ii) in order to secure the performance of some act by the Mortgagor.

                  Section 8. RIGHT OF SET-OF F. The Mortgagee may exercise its right of set-off as provided for in the Note.

                  Section 9. AGREEMENT OF GUARANTY. The Mortgagee may take any of the remedies available to it under the Guaranty.

                  Section 10. REMEDIES AT LAW OR EQUITY. The Mortgagee may take any of the remedies otherwise available to it as a matter of law or equity.

                  Section 11. EXPENSES. All reasonable sums (including attorneys' fees) paid by the Mortgagee in connection with any litigation (including a foreclosure of this Mortgage) to prosecute or defend the rights and obligations created by this Mortgage, with interest at fifteen (15%) percent but in no event to exceed the Default Rate, from the time of payment, shall, on demand, be immediately due from the Mortgagor to the Mortgagee, the same shall be added to and shall be secured by this Mortgage.

                  ARTICLE IV.  MISCELLANEOUS.

                  Section 1. INSPECTION. The Mortgagee and its authorized agents and employees shall have the right, at the Mortgagee's option, to enter into the Premises at all reasonable times, on not less than two days prior notice to the Mortgagor, for the purpose of inspecting the same and complying with and performing any of the Obligations.

                  Section 2. RELEASE OF COLLATERAL. The Mortgagee may release, regardless of consideration, the obligation of anyone liable for payment of any of the Obligations, or may release any part of the Premises or any other collateral now or hereafter given to secure the payment of the obligations or any part thereof, without impairing, reducing or affecting the Obligations of the Mortgagor, the remainder of the security of this Mortgage or the priority of the rights created by this Mortgage.

                  Section 3. MORTGAGEE'S RIGHT TO PERFORM MORTGAGOR'S COVENANTS. If the Mortgagor or Undersigned or any Guarantor shall fail to fully and promptly pay, perform or observe any of the Obligations, then, in any such event, the Mortgagee may, at its option, but without any obligation so to do, and without waiving or releasing the Mortgagor from any of the Obligations, pay any Obligation or perform any act or take such action as the Mortgagee reasonably deems necessary or desirable in order to cause such Obligation to be paid, performed or observed, as the case may be. The Mortgagor hereby agrees to pay to the Mortgagee, on demand, all such sums so paid or expended by the Mortgagee, together with interest thereon from the date of each such payment or expenditure at the Default Rate. All sums so paid or expended by the Mortgagee, and the interest thereon, shall be added to and shall be secured by the lien of this Mortgage.

                  Section 4. NO RELEASE. The Mortgagor agrees that any agreement between the Mortgagor and the Mortgagee extending the time or modifying the terms of payment, or any agreement altering any of the Loan Documents in any manner, shall in no way release the Mortgagor or affect the lien of this Mortgage until the Obligations are satisfied. The Mortgagor further agrees to continue to be liable under this Mortgage until the Obligations are satisfied and paid in full and/or the Mortgagor is expressly released and discharged in writing by the Mortgagee.

                  Section 5. SEVERABILITY. If any term or provision of this Mortgage or the application thereof to any person or circumstance shall to any extent be invalid or unenforceable, the remainder of this Mortgage, or the application of such term or provision to persons or circumstances other than those as to which it is invalid or unenforceable, shall not be affected thereby, and each term and provision of this Mortgage shall be valid and enforceable to the fullest extent permitted by law. If any payments required to be made under the Loan Documents shall be in excess of the amounts allowed by law, the amounts of such payments shall be reduced to the maximum amounts allowed by law.

                  Section 6. CUMULATIVE RIGHTS. The rights and remedies herein expressed to be vested in or conferred upon the Mortgagee shall be cumulative and shall be in addition to and not in substitution for or in derogation of the rights and remedies conferred by any applicable law. The failure, at any one or more times, of the Mortgagee to assert the right to declare the principal indebtedness due or the granting of any extension or extensions of time of payment of the Note and the Loan Documents either to the maker or to any other person, or taking of other or additional security for the payment thereof, or releasing any security, or changing any of the terms of this Mortgage, the Note, the Loan Documents or any other obligation accompanying this Mortgage, or waiver of or failure to exercise any right under any covenant or stipulation herein contained shall not in any way affect this Mortgage nor the rights of the Mortgagee hereunder nor operate as a release from any personal liability upon the Note and the Loan Documents or other obligation accompanying this Mortgage, nor under any covenant or stipulation therein contained, nor under any agreement assuming the payment of the Note or the Obligations.

                  Section 7. APPLICATION OF PROCEEDS. If the amount of proceeds received from the sale or other disposition of the Premises shall be insufficient to satisfy in full (a) the payment of all fees, costs and expenses, (including attorneys' fees and expenses) incurred by the Mortgagee and/or its agents or representatives in connection with the realization of such payments or proceeds or (b) the payment in full of all the Obligations of the Mortgagor to the Mortgagee, then the Mortgagor shall remain and be liable for any such deficiency.

                  Section 8. NO ADDITIONAL WAIVER IMPLIED BY ONE WAIVER. In the event any agreement contained in this Mortgage should be breached by the Mortgagor and thereafter waived by the Mortgagee, such waiver shall be limited to the particular breach so waived and shall not be deemed to waive any other breach hereunder.

                  Section 9. NOTICES. Unless otherwise indicated differently, all notices, payments, requests, reports, information or demands which any party hereto may desire or may be required to give to any other party hereunder, shall be in writing and shall be personally delivered or sent by telex (answer back received), courier, or first-class certified or registered United States mail, postage prepaid, return receipt requested, and sent to the party at its address appearing below or such other address as any party shall hereafter inform the other party hereto by written notice given as aforesaid; provided, however, notices to the Mortgagee requesting disbursements need not be sent by certified United States mail:

                  If to the Mortgagor:     Michael Anthony Company
                                           115 South MacQuesten Parkway
                                           Mount Vernon, New York [zip]
                                           Attn:    Michael Paolercio
                                                    President

                  with a copy to:          Michael F. Mongelli, II, Esq.
                                           41-07 162nd Street
                                           Flushing, New York 11358

         If to the Mortgagee:              First Fidelity Bank, N.A., New Jersey
                                           570 Broad Street
                                           Newark, New Jersey 07102
                                           Attn:    Joseph C. Tkac
                                                    Vice President

                  with a copy to:          GALLO GEFFNER FENSTER
                                           235 Main Street
                                           Hackensack, New Jersey 07601
                                           Attn: Michael A. Gallo, Esq.

All notices, payments, requests, reports, information or demands so given shall be deemed effective upon receipt or, if mailed, upon receipt or the expiration of the third day following the date of mailing, which ever occurs first, except that any notice of change in address shall be effective only upon receipt by the party to whom said notice is addressed. A failure to send the requisite copies does not invalidate an otherwise properly sent notice to the Mortgagor and/or the Mortgagee.

                  Section 10. PARTNERSHIP AUTHORITY. The Mortgagor represents and warrants that the partners of the Mortgagor, by proper partnership action, which has not been modified or revoked, have duly authorized the execution and delivery of this Mortgage.

                  Section 11. ALTERATIONS. This Mortgage cannot be changed or terminated except by an agreement in writing, signed by the party against whom enforcement of the change is sought. This Mortgage shall be governed and construed in accordance with the laws of the State of New York applicable to agreement made and to be performed in said State. This Mortgage shall be construed without regard to any presumption or rule requiring construction against the party causing such instrument or any portion thereof to be drafted. All terms and words used in this Mortgage, regardless of the number or gender in which they are used, shall be deemed to include any other number and any other gender as the context may require. The headings in this Mortgage are f or convenience of reference only and shall not limit or otherwise affect any of the terms hereof.

                  Section 12. FIRST LIEN. This Mortgage shall constitute a valid mortgage lien upon the Premises.

                  Section 13. Successors and Assigns. All of the terms, covenants, provisions and conditions herein contained shall be for the benefit of, apply to, and bind the successors and assigns of the Mortgagor and the Mortgagee, and are intended and shall be held to be real covenants running with the land, and the term "Mortgagor" shall also include any and all subsequent owners and successors in title of the Premises.

                  Section 14. GENDER. When such interpretation is appropriate, any word denoting gender used herein shall include all persons, natural or artificial, and words used in the singular shall include the plural.

                  Section 15. REFERENCE TO THE LOAN DOCUMENTS. This Mortgage is the Mortgage referred to in the Loan Documents, executed by and between the Mortgagor and the Mortgagee and is subject to all the terms and provisions of the Loan Documents. Should any provisions of the Loan Documents be inconsistent or contrary to the provisions of this Mortgage, the provisions of the Loan Documents shall control.

                  Section 16. CHANGES IN MORTGAGE. The Mortgagor and the Mortgagee may agree to change the interest rate and/or the maturity date of the Note or other term or terms of this Mortgage or of the Obligations secured by this Mortgage. If the Mortgagor and the Mortgagee agree to any such change, which change shall be deemed a "modification" and shall continue to be a first mortgage lien on the Premises.

                  Section 17. GOVERNING LAW, SEVERABILITY. THIS MORTGAGE AND THE NOTE AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HERETO SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK WITHOUT REGARD TO THE PRINCIPLES OF CONFLICT OR LAWS THEREUNDER. WHEREVER POSSIBLE, EACH PROVISION OF THIS MORTGAGE SHALL BE INTERPRETED IN SUCH MANNER AS TO BE EFFECTIVE AND VALID UNDER APPLICABLE LAW, BUT IF ANY PROVISION OF THIS MORTGAGE SHALL BE PROHIBITED BY OR INVALID UNDER APPLICABLE LAW, SUCH PROVISION SHALL BE INEFFECTIVE TO THE EXTENT OF SUCH PROHIBITION OR INVALIDITY, WITHOUT INVALIDATING THE REMAINDER OF SUCH PROVISION OR THE REMAINING PROVISIONS OF THIS MORTGAGE.

                  Section 18. WAIVER OF JURY TRIAL. THE MORTGAGOR HEREBY KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVES ANY AND ALL RIGHTS THAT IT MAY NOW OR HEREAFTER HAVE UNDER THE LAWS OF THE UNITED STATES OF AMERICA OR ANY STATE, TO A TRIAL BY JURY OF ANY AND ALL ISSUES ARISING EITHER DIRECTLY OR INDIRECTLY IN ANY ACTION OR PROCEEDING BETWEEN THE MORTGAGOR, THE MORTGAGEE OR THEIR SUCCESSORS AD ASSIGNS, OUT OF OR IN ANY WAY CONNECTED WITH THIS MORTGAGE, THE NOTE, THE LOAN DOCUMENTS OR ANY COURSE OF CONDUCT, COURSE OF DEALING, STATEMENTS (WHETHER VERBAL OR WRITTEN) OR ACTIONS OF THE MORTGAGOR AND THE MORTGAGEE. IT IS INTENDED THAT SAID WAIVER SHALL APPLY TO ANY AND ALL DEFENSES, RIGHTS, AND/OR COUNTERCLAIMS IN ANY ACTION OR PROCEEDING. THIS SECTION 18 IS A MATERIAL INDUCEMENT FOR THE MORTGAGEE ENTERING INTO THE LOAN.

                  THE MORTGAGOR HEREBY DECLARES THAT THE MORTGAGOR HAS READ THIS MORTGAGE, HAS RECEIVED A COMPLETELY FILLED IN COPY OF IT WITHOUT CHARGE THEREFOR AND HAS SIGNED THIS MORTGAGE AS OF THE DATE AT THE TOP OF THE FIRST PAGE.

                  IN WITNESS WHEREOF, the Mortgagor has caused this Mortgage to be duly executed and delivered all as of the day and year first above written.

WITNESS:                                    MICHAEL ANTHONY COMPANY

                                            By:
                                               ---------------------------------
                                                  Michael Paolercio
                                                  General Partner

                                            By:
                                               ---------------------------------
                                                  Anthony Paolercio
                                                  General Partner

                                  SCHEDULE "A"
                                  ------------

ATTACHED TO AND MADE A PART OF THAT CERTAIN MORTGAGE BY AND BETWEEN MICHAEL ANTHONY COMPANY, AS THE MORTGAGOR, AND FIRST FIDELITY BANK, NATIONAL ASSOCIATION,, NEW JERSEY, AS THE MORTGAGEE, DATED _________________, 1993.

                             DESCRIPTION OF PREMISES
                             -----------------------

                                                                 Title No. P8419
                                                                 File No. M.
                                   SCHEDULE A

PARCEL I
--------

ALL that certain plot, piece of land, with the buildings and improvements thereon erected, situate. lying and being in the City of Mount Vernon, County of Westchester and State of New York. consisting of portions of lots Nos. 290, 291, 292, and 293 on a certain map entitled, "Map of West Mount Vernon, lying in the Town of Eastchester, County of Westchester and State of New York, made for the Teutonia Homestead Association," by Gustavus A. Sacchi, and filed in the County Clerk's Office, Division of Land Records. Westchester County, New York, on May 1, 1852 as Map No. 151, said portions of said lots when taken together as one parcel being bounded and described as follows:

BEGINNING at a point on the northwesterly side of MacQuesten Parkway South where the same is intersected by the northeasterly boundary line of land now or formerly belonging to David Schwartz as acquired by a deed from Bianco & Pepe, Inc., dated December 9, 1957 and recorded in said County Clerk's Office on December 10, 1957, in Liber 5765 of deeds, page 259, said point of beginning being distant southwesterly as measured along said side of MacQuesten Parkway South 293-00 feet from the southwesterly side of South West Street;

RUNNING THENCE along said northeasterly boundary line of said David Schwartz, North 57 degrees 33 minutes 08 seconds West 218.67 feet to a point in the easterly boundary line of land now or formerly belonging to the New York Central Railroad Company;

THENCE along said last mentioned boundary line, North 32 degrees 26 minutes 31 seconds East 115-00 feet to a point;

THENCE through Lot No. 290 on said map on a course of, South 57 degrees 33 minutes 08 seconds East, 218.6 8 feet to a point in the northwesterly side of Macquesten Parkway;






                                                                     -Continued-

For Conveyancing Only, if intended to be conveyed.
Together with all right, title and interest of, in and to any streets and roads abutting the above described premises, to the center line thereof

                                                                 Title No. P8419
                                                                 File No. M
                             SCHEDULE "A" CONTINUED
                                   - Page 2 -

THENCE along said side of MacQuesten Parkway, South 32 degrees 26 minutes 52 seconds West 115.00 feet to the point or place of BEGINNING.

TOGETHER with and subject to the easement for common driveway purposes reserved in deed from Bianco & Pepe, Inc. to David Schwartz, dated December 9, 1957 and recorded in said County Clerk's Office on December 10, 1957 in Liber 5765 of Deeds page 259.

PARCEL II
ALL that certain plot, piece or parcel of land, with the buildings and improvements thereon erected, situate, lying and being in the City of Mount Vernon, County of Westchester and State of New York, being portions of Lot Nos. 297, 298 and 299 on a certain map entitled, "Map of West Mount Vernon. lying in the Town of Eastchester, County of Westchester and State of New York", filed in the Office of the Clerk of the County of Westchester, Division of Land Records (formerly Register's Office) on May 1. 1852. as Map No. 151, said portions of Lot Nos. 297, 298 and 299 being bounded and described as follows:

BEGINNING at a point on the northwesterly side of MacQuesten Parkway South distant 408 feet southwesterly as measured along said northwesterly side of MacQuesten Parkway South with the southwesterly side of West Street South, said point also being where the dividing line between Lots 296 and 297 intersects the northwesterly side of MacQuesten Parkway South;

RUNNING THENCE along said dividing line, North 57 degrees 33 minutes 08 seconds West 176.46 feet to land now or formerly of New York Central & Hudson River Railroad;









                                                                     -Continued-

For Conveyancing Only, if intended to be conveyed.
Together with all right, title and interest of, in and to any streets and roads abutting the above described premises, to the center line thereof

                                                                 Title No. P8419
                                                                 File No. M
                             SCHEDULE "A" CONTINUED
                                   - Page 3 -

THENCE Southwesterly along the railroad property and along the arc of a curve to the left. having a radius of 2784-93 feet and a central angle of 2 degrees 35 minutes 28 seconds a distance of 121.94 feet;

THENCE South 59 degrees 48 minutes 08 seconds East 150.67 feet to a point on the northwesterly side of MacQuesten Parkway South;

THENCE along said northwesterly side of MacQuesten Parkway South. North 32 degrees 26 minutes 52 seconds East 117-33 feet to the point or place of BEGINNING.

PARCEL III

ALL that certain plot, piece or parcel of land, with the buildings and improvements thereon erected, situate, lying and being in the City of Mount Vernon, being parts of Lots Nos. 296, 295, 294 and portion of Lot 293, on a certain map entitled, "Map of West Mount Vernon, lying in the Town of Eastchester, County of Westchester and State of New York", made by the Teutonia Homestead Association, by Gustavus A. Sacchi, and filed in the Office of the County Clerk, Division of Land Records, formerly Register's Office of Westchester County. New York, on May 1, 1852 as Map No. 151, bounded and described as follows:

BEGINNING at a point on the northwesterly side of MacQueston Parkway South (formerly South Railroad Avenue) where the same is intersected by the northerly line of Lot 297, property now or formerly of Ward Leonard Electric Co., said point of beginning being distant as measured along said northwesterly side of MacQueston Parkway, South 408.00 feet southwesterly from the southwesterly side of South West Street;

RUNNING THENCE along the northerly line of Lot 297, which land now or formerly of Ward Leonard Electric Co., and along the land of the New York Central Railroad Company, formerly land of New York State Realty and Terminal Company on a course North 57 degrees 33 minutes 08 seconds West, 218.66 feet to the westerly line of land of New York Central Railroad Company;



                                                                     -Continued-

For Conveyancing Only, if intended to be conveyed.
Together with all right, title and interest of, in and to any streets and roads abutting the above described premises, to the center line thereof

                                                                 Title No. P8419
                                                                 File No. M

                             SCHEDULE "A" CONTINUED
                                   - Page 4 -

THENCE along the last mentioned land on a course, North 32 degrees 26 minutes 31 seconds East 115-00 feet;

THENCE South 57 degrees 33 minutes 08 seconds East 218.67 feet through Lot 293 to the northwesterly side of MacQuesten Parkway South, formerly South Railroad Avenue;

THENCE along the same South 32 degrees 26 minutes 52 seconds West 115 feet to the point and place of BEGINNING.

TOGETHER with the benefits and subject to the burdens of a driveway easement recorded in Liber 5765, Page 259.


















For Conveyancing Only, if intended to be conveyed.
Together with all right, title and interest of. in and to any streets and roads abutting the above described premises, to the center line thereof

STATE OF NEW               )
                           )  ss.:
COUNTY OF                  )


                  BE IT REMEMBERED, that on this _________day of _________________, 1993, before me, the subscriber, an officer duly authorized to take acknowledgments for use in the State of New York, personally appeared Michael Paolercio and Anthony Paolercio, who, I am satisfied are the persons who executed the within Instrument as the general partners of Michael Anthony Company, the partnership named therein, and I having first made known to them the contents thereof, they did thereupon acknowledge that the said Instrument made by the said partnership and delivered by them as such partners, is the voluntary act and deed of said partnership, made by virtue of authority from said partnership's partnership agreement, for the uses and purposes therein expressed.


                                            ----------------------------